Exhibit 99.1

Booz Allen Hamilton Enters into Agreement to Acquire Liberty IT Solutions, LLC, Expanding Digital Transformation Leadership for Federal Civilian Agencies

Acquisition will combine organizations with leading federal digital transformation capabilities and trusted, best-in-class digital reputations

Summary

•	Liberty’s leading digital solutions—including robust cloud, Low Code / No Code and DevSecOps capabilities—will complement Booz Allen’s powerful digital transformation portfolio and help clients achieve more efficient, effective transformational change

•	The acquisition continues to accelerate Booz Allen’s digital transformation growth and further distinguishes the firm’s unique market position, aligned with its strategic focus on delivering highly technical, mission-centric work for federal clients

•	The transaction is expected to close in the first quarter of Booz Allen’s Fiscal Year 2022 and is subject to customary closing conditions

•	Upon closing, the transaction will be immediately accretive to Booz Allen’s revenue growth rate, adjusted EBITDA margin, and adjusted diluted earnings per share

McLean, VA – May 4, 2021 – Booz Allen Hamilton (NYSE: BAH) announced today that it has entered into a definitive agreement to acquire Liberty IT Solutions, LLC, a leading information technology and services firm, for $725 million. The acquisition will broaden and deepen Booz Allen’s digital solutions capabilities, expand its talent base and service delivery models, and strengthen its ability to work with strategic industry partners to help clients adapt and transform.

Liberty is headquartered in Herndon, VA, with a national presence including Exton, PA and a dedicated Agile Center of Excellence in Melbourne, FL. The company is a leading digital partner driving transformation across the federal IT ecosystem and employs approximately 600 solution architects, engineers, and other technical staff.

“This acquisition supports our long-term strategy to drive continued growth by investing in innovative technologies and talent at scale,” said Horacio Rozanski, President and Chief Executive Officer of Booz Allen. “The addition of Liberty strengthens our unique market position as a leader in digital transformation, accelerates already robust growth in our health business and beyond, and delivers value for our people, our clients, and our shareholders.”

The combination of Booz Allen’s and Liberty’s people and capabilities will give clients access to a deeper range of advanced, scalable technology solutions and deep digital expertise. This will create a powerful digital transformation portfolio, including:

End-to-End Digital Solutions: Liberty is a leading digital modernization organization that brings industry-recognized leadership in API development, as well as the implementation of cloud and Low Code / No Code (LCNC) solutions. Its successful IT modernization track record has quickly established Liberty as a top-tier provider of solutions in the federal space. Liberty will enhance Booz Allen’s ability to deliver end-to-end digital solutions for client—blending leading technologies and practices in smart cloud strategies, secure architecture, API-first design, Agile development, DevSecOps, human-centered design, and change management to drive technology adoption and deliver rapid and reliable value across a variety of markets.

Expanded Salesforce Capabilities: Booz Allen clients will have access to a broader suite of digital transformation and strategic Salesforce capabilities through more channels. Liberty is recognized as a Salesforce Navigator Expert for its demonstrated thought leadership in the Public Sector category, as well as proven delivery on the largest and most complex projects while achieving the highest standards of customer success. Its portfolio includes 70+ successful Salesforce projects and production scale implementations; 140+ Salesforce architects, administrators, managers, and developers; and 340+ Salesforce certifications.

Advanced Technology Integration: By integrating Booz Allen’s capabilities in artificial intelligence, machine learning, cybersecurity, and other advanced technologies across an expanded digital solutions portfolio, clients will have access to an even broader and deeper range of transformative technologies.

Strategic Growth: Liberty has built a backlog of more than $2 billion in digital transformation work over the past 18 months. The acquisition is expected to create significant opportunities through meaningful revenue synergies and be a growth driver within Booz Allen’s federal portfolio.

“As the government pushes to accelerate the modernization of IT systems to increase efficiencies and improve outcomes, this acquisition will strengthen our ability to meet their critical needs,” said Kristine Martin Anderson, Executive Vice President at Booz Allen. “The addition of the Liberty team and capabilities will help us meet those needs together, propelling our digital transformation journey by blending deep technical expertise with more than a century of consulting heritage.”

The transaction allows Liberty to expand its LCNC capabilities through Booz Allen’s broad reach across the federal market. Liberty employees will be a part of Booz Allen’s network of remote solution centers, including its digital hub in Charleston, SC.

Chris Bickell, Partner at Liberty, said of the announcement, “Booz Allen and Liberty share a deep commitment to helping organizations achieve their goals through best-in-class solutions delivered with integrity, courage, and ingenuity. By pairing Liberty’s leading Salesforce and LCNC qualifications with Booz Allen’s advanced technologies and proven people, processes, and systems, we are scaling that critical support to deliver the essential transformation that clients need.”

Booz Allen expects the transaction to be immediately accretive to Booz Allen’s revenue growth rate, adjusted EBITDA margin, and adjusted diluted earnings per share upon closing. Booz Allen has sufficient available cash to fund the transaction but is exploring final funding sources. Net leverage of ~2.5x is expected at close.

The transaction is expected to close in the first quarter of Fiscal Year 2022 and is subject to customary closing conditions. Booz Allen will provide guidance on the next earnings call on May 21st, concurrent with the reporting of its results for the fourth quarter and full year of Fiscal Year 2021 ending March 31, 2021.

Jefferies LLC is serving as exclusive financial advisor to Booz Allen, and King & Spalding LLP is serving as legal advisor in connection with the transaction. Booz Allen retained PwC as accounting and tax advisor and Avascent for strategic industry advisory services. Baird is serving as exclusive financial advisor to Liberty, and Holland & Knight LLP is serving as legal advisor in connection with the transaction.

Booz Allen Hamilton will host a conference call this morning, May 4, 2021, at 8:45 a.m. EDT to discuss the transaction. Analysts and institutional investors may participate on the call by dialing (800) 708-4539; International: +1 (847) 619-6396; using the passcode 50160440. The conference call will be webcast simultaneously to the public through a link on the investor relations section of the Booz Allen Hamilton website at investors.boozallen.com. A replay of the conference call will be available online at investors.boozallen.com beginning at 1 p.m. EDT on May 4, 2021 and continuing for 30 days.

A supplemental presentation will be available on the investor relations section of the Booz Allen Hamilton website at investors.boozallen.com.

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About Booz Allen Hamilton

For more than 100 years, military, government, and business leaders have turned to Booz Allen Hamilton to solve their most complex problems. As a consulting firm with experts in analytics, digital, engineering, and cyber, we help organizations transform. We are a key partner on some of the most innovative programs for governments worldwide and trusted by its most sensitive agencies. We work shoulder to shoulder with clients, using a mission-first approach to choose the right strategy and technology to help them realize their vision. With global headquarters in McLean, Virginia, our firm employs about 27,600 people globally as of December 31, 2020, and had revenue of $7.5 billion for the 12 months ended March 31, 2020. To learn more, visit www.boozallen.com. (NYSE: BAH)

Forward Looking Statements

Certain statements contained in this press release and in comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, and Adjusted Diluted EPS, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. 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These risks and other factors include: any issue that compromises our relationships with the U.S. government or damages our professional reputation, including negative publicity concerning government contractors in general or us in particular; changes in U.S. government spending, including a continuation of efforts by the U.S. government to decrease spending for management support service contracts, and mission priorities that shift expenditures away from agencies or programs that we support, or as a result of the presidential and administration transition; efforts by Congress and other U.S. government bodies to reduce U.S. government spending and address budgetary constraints and the U.S. deficit, as well as associated uncertainty around the timing, extent, nature, and effect of such efforts; delayed funding of our contracts due to uncertainty relating to funding of the U.S. government and a possible failure of Congressional efforts to approve such funding and to craft a long-term agreement on the U.S. government’s ability to incur indebtedness in excess of its current limits, or changes in the pattern or timing of government funding and spending; U.S. government shutdowns as a result of the failure by elected officials to fund the government; failure to comply with numerous laws and regulations, including, but not limited to, the Federal Acquisition Regulation ("FAR"), the False Claims Act, the Defense Federal Acquisition Regulation Supplement, and FAR Cost Accounting Standards and Cost Principles; the effects of COVID-19 and other pandemics or widespread health epidemics, including disruptions to our workforce and the impact on government spending and demand for our solutions; our ability to compete effectively in the competitive bidding process and delays or losses of contract awards caused by competitors’ protests of major contract awards received by us; variable purchasing patterns under U.S. government General Services Administration Multiple Award schedule contracts, or GSA schedules, blanket purchase agreements and indefinite delivery, indefinite quantity, or IDIQ, contracts; the loss of GSA schedules or our position as prime contractor on government-wide acquisition contract vehicles, or GWACs; changes in the mix of our contracts and our ability to accurately estimate or otherwise recover expenses, time, and resources for our contracts; changes in estimates used in recognizing revenue; our ability to realize the full value of and replenish our backlog, generate revenue under certain of our contracts, and the timing of our receipt of revenue under contracts included in backlog; internal system or service failures and security breaches, including, but not limited to, those resulting from external or internal cyber attacks on our network and internal systems; risks related to the implementation and operation of new financial management systems; an inability to attract, train, or retain employees with the requisite skills and experience; an inability to timely hire, assimilate and effectively utilize our employees, ensure that employees obtain and maintain necessary security clearances and/or effectively manage our cost structure; the loss of members of senior management or failure to develop new leaders; misconduct or other improper activities from our employees or subcontractors, including the improper use or release of our clients’ sensitive or classified information;  increased competition from other companies in our industry; failure to maintain strong relationships with other contractors, or the failure of contractors with which we have entered into a sub- or prime-contractor relationship to meet their obligations to us or our clients; inherent uncertainties and potential adverse developments in legal or regulatory proceedings, including litigation, audits, reviews, and investigations, which may result in materially adverse judgments, settlements, withheld payments, penalties, or other unfavorable outcomes including debarment, as well as disputes over the availability of insurance or indemnification; failure to comply with special U.S. government laws and regulations relating to our international operations; risks associated with increased competition, new relationships, clients, capabilities, and service offerings in our U.S. and international businesses; risks related to changes to our operating structure, capabilities, or strategy intended to address client needs, grow our business, or respond to market developments; the adoption by the U.S. government of new laws, rules, and regulations, such as those relating to organizational conflicts of interest issues or limits; risks related to completed and future acquisitions, including our ability to realize the expected benefits from such acquisitions; the incurrence of additional tax liabilities, including as a result of changes in tax laws or management judgments involving complex tax matters; risks inherent in the government contracting environment; continued efforts to change how the U.S. government reimburses compensation related costs and other expenses or otherwise limits such reimbursements and an increased risk of compensation being deemed unreasonable and unallowable or payments being withheld as a result of U.S. government audit, review, or investigation; increased insourcing by various U.S. government agencies due to changes in the definition of “inherently governmental” work, including proposals to limit contractor access to sensitive or classified information and work assignments; the size of our addressable markets and the amount of U.S. government spending on private contractors; risks related to our indebtedness and credit facilities which contain financial and operating covenants; and the impact of changes in accounting rules and regulations, or interpretations thereof, that may affect the way we recognize and report our financial results, including changes in accounting rules governing recognition of revenue.

Additional information concerning these and other factors can be found in our filings with the Securities and Exchange Commission (the SEC), including in our Annual Report on Form 10-K filed with the SEC on May 26, 2020. All forward looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contacts

Jessica Klenk, Booz Allen Media Relations

Klenk_Jessica@bah.com

Rubun Dey, Booz Allen Investor Relations

Dey_Rubun@bah.com